                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: January 23, 2001
                          ----------------------------

                        (Date of earliest event reported)

                     NISSAN AUTO RECEIVABLES CORPORATION II
             ON BEHALF OF NISSAN AUTO RECEIVABLES 2001-A OWNER TRUST
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


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        DELAWARE                     333-51224-01                        95-4831541
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer Identification No.)
     of Incorporation)
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                              990 WEST 190TH STREET
                           TORRANCE, CALIFORNIA 90502

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 719-8583

ITEM 5. OTHER EVENTS

                On February 1, 2001 Nissan Auto Receivables Corporation II ("NARC II") and Nissan Motor Acceptance Corporation ("NMAC") entered into that certain Purchase Agreement, dated as of February 1, 2001, pursuant to which NMAC transferred to NARC certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the "Receivables") and related property. On February 1, 2001, Nissan Auto Receivables 2001-A Owner Trust (the "Trust"), a Delaware business trust created pursuant to that certain Trust Agreement, dated as of December 7, 2000, as amended by the Amended and Restated Trust Agreement, dated as of February 1, 2001, by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee, entered into that certain Sale and Servicing Agreement, dated as of February 1, 2001 (the "Sale and Servicing Agreement"), by and among the Trust, NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on February 1, 2001, the Trust caused the issuance, pursuant to an Indenture, dated as of February 1, 2001 (the "Indenture"), by and between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of certain notes, issued in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the "Notes"). The Notes, with an aggregate scheduled principal balance of $982,872,000, were sold to Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement, dated January 23, 2001 (the "Underwriting Agreement"), by and among NARC II, NMAC and Chase Securities Inc., on behalf of itself and as a representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-51224-01).

                Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

                Attached as Exhibit 1.1 is the Underwriting Agreement.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a) Not applicable.

(b) Not applicable.

(c) Exhibits

        The exhibit number corresponds with Item 601(a) of Regulation S-K.

        Exhibit No.             Description
        -----------             -----------

        Exhibit 1.1 Underwriting Agreement, dated January 23, 2001, among NARC II, NMAC and Chase Securities Inc., on behalf of itself and as a representative of the several Underwriters.

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       NISSAN AUTO RECEIVABLES CORPORATION II


                                       By:       /s/  Katsumi Ishii
                                          --------------------------------------
                                          Name:    Katsumi Ishii
                                          Title:   President
Date:  February 1, 2001

                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.                    Description
-----------                    -----------
Exhibit 1.1                    Underwriting Agreement, dated January 23, 2001,
                               among NARC II, NMAC and Chase Securities Inc.,
                               on behalf of itself and as a representative of
                               the several Underwriters.
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